MFS(R) VARIABLE INSURANCE TRUST II:

                           MFS Mid Cap Value Portfolio

        Supplement to Current Prospectus - Initial Class & Service Class:


Effective immediately, the first paragraph under the sub-heading "Principal Investment Strategies" beneath the main heading "Risk Return Summary" is restated in its entirety as follows:

MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund's net assets in issuers with medium market capitalizations. MFS generally defines medium market capitalization issuers as issuers with market capitalizations within the range of the market capitalizations of issuers included in the Russell Midcap(R) Value Index at the time of purchase. As of March 31, 2009, the range of the Russell Midcap(R) Value Index was between $17.1 million and $13.7 billion. Issuers whose market capitalizations fall outside this range after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy.


                  The date of this supplement is June 24, 2009.